Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ominto, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Hansen, Chief Financial Officer of the Company and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: February 14, 2017

By:	/s/ Raoul Quijada
Name:	Raoul Quijada
Titles:	Interim Chief Financial Officer (Principal Financial Officer )